                                                                    EXHIBIT 21.1

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.
                 -----------------------------------------


                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization
-----                                        ----------------

Ralph Lauren Footwear Co., Inc.              Massachusetts

RBK Thailand, Inc.                           Massachusetts

Reebok Aviation, Inc.                        Massachusetts

Reebok CHC, Inc.                             Massachusetts

Reebok Eastern Territories, Inc.             Massachusetts

Reebok Foundation, Inc.                      Massachusetts

Reebok International Securities Corp.        Massachusetts

Reebok Securities Holdings Corp.             Massachusetts

The Reebok Worldwide Trading Company, Ltd.   Massachusetts

The Rockport Company, Inc.                   Massachusetts

Avintco, Inc.                                Delaware

RFC, Inc.                                    Delaware

The Donner Mountain Corporation              Oregon

Reebok Austria GmbH                          Austria

Rockport Gmbh                                Austria

Reebok Belgium SA                            Belgium

Reebok Do Brasil Servicos                    Brazil
a Participacoes Ltda

Rockport do Brasil - Comercio, Servicos      Brazil
e Participacoes Ltda.

R.C. Investments Ltd.                        Canada

Reebok Canada Inc.                           Canada

Reebok France S.A.                           France

Rockport France S.a.r.L.                     France

                                                           EXHIBIT 21.1 - Page 2

                    SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.
                    -----------------------------------------

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization
----                                         ----------------

American Sports and Leisure                  Germany
Vertriebs GMBH

Reebok Deutschland GmbH                      Germany

Reebok (China) Services Limited              Hong Kong

Reebok Far East Ltd.                         Hong Kong

Reebok Trading (FAR EAST) Limited            Hong Kong

Reebok India Company                         India

Reebok Technical Services Private Limited    India

Reebok Ireland Limited                       Ireland

Reebok Italia S.r.l.                         Italy

Rockport International Trading               Italy
Co. Italy S.r.l.

Reebok Japan Inc.                            Japan

Rockport Japan Inc.                          Japan

Reebok Korea Limited                         Korea

Reebok Korea Technical Services              Korea
Company, Ltd.

Reebok (Mauritius) Company Limited           Mauritius

Reebok International Finance B.V.            The Netherlands

Reebok Nederland B.V.                        The Netherlands

Rockport (Europe) B.V.                       The Netherlands

Rockport (Nederland) B.V.                    The Netherlands

Reebok (Philippines) Services Co., Inc.      Philippines

Reebok Poland SA                             Poland

                                                           EXHIBIT 21.1 - Page 3




                    SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.
                    ----------------------------------------

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization
----                                         ----------------

Reebok Portugal Artigos Desportives Lda      Portugal

Reebok Russia Retail, Inc.                   Russia

Reebok Leisure SA                            Spain

Reebok (South Africa) (Proprietary) Limited  South Africa

Reebok (Switzerland) Ltd.                    Switzerland

Reebok (Taiwan) Services Company             Taiwan

J.W. Foster & Sons                           United Kingdom
(Athletic Shoes) Limited

RBK Holdings plc                             United Kingdom

Reebok Eastern Trading Limited               United Kingdom

Reebok International Limited                 United Kingdom

Reebok Sports Limited                        United Kingdom

Reebok UK Limited                            United Kingdom

The Rockport Company Limited                 United Kingdom

Rockport International Limited               United Kingdom







                                       3